UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 25, 2008


                                Simple Tech, Inc.
             (Exact name of Registrant as specified in its charter)

         Nevada                        333-145142                98-0514037
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                        50/8 Tel Chai St., Ashdod, Israel
                    (Address of principal executive offices)

                          Telephone: +972 (50) 455-5138
                               Fax: (866) 3718253
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On August 25, 2008, Mr. Moshe Danino, President, Treasurer and Director of Simple Tech, Inc. (the "Company") submitted his resignation from these positions, effective immediately. Mr. Danino's resignation was not the result of any disagreement between the Company and Mr. Danino on any matter relating to Company's operations, policies or practices.

     Following Mr. Danino's resignation, on August 25, 2008, Mr. Aviad Krief, the Company's current Secretary and Director, was appointed to serve as the President and Treasurer. Mr. Krief will continue to serve as the Company's Secretary and Director as well.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2008           SIMPLE TECH, INC.


                                By: /s/ Aviad Krief
                                    --------------------------------------------
                                    President, Secretary, Treasurer and Director

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